                                                                     EXHIBIT 4.1

[GRAPHIC]                                                              [GRAPHIC]
        Number                                                  Shares
     OTV


                                [LOGO]opentv(R)

           INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP G67543 10 1

THIS CERTIFIES that







is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITH NO PAR VALUE, OF


==============================OpenTv Corporation================================
transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ [SIGNATURE ILLEGIBLE]           (SEAL)      /s/ [SIGNATURE ILLEGIBLE]

CHIEF FINANCIAL OFFICER                     PRESIDENT AND CHIEF EXECUTIVE
 AND SECRETARY                               OFFICER


                        COUNTERSIGNED AND REGISTERED:
                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                        BY

                                                    AUTHORIZED SIGNATURE




AMERICAN BANK NOTE COMPANY                      NOV 2, 1999 fm
3604 ATLANTIC AVENUE
SUITE 12                                        064074fc
LONG BEACH, CA 90807
(562) 948-2222
(FAX) (562) 426-7450            12 MX           Proof (initial) NEW
                                                      ---------

                              OpenTv Corporation

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the [ILLEGIBLE]
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                      CUSTODIAN
                  --------------------           ---------------
                        (Cust)                       (Minor)
                  under Uniform Gifts to Minors
                  Act
                      ----------------------------
                              (State)

UNIF TRF MIN ACT                       CUSTODIAN (until age        )
                  --------------------                      -------
                        (Cust)
                                       under Uniform Transfers
                  --------------------
                       (Minor)
                  to Minors Act
                                -------------------------
                                       (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,               hereby sell, assign and transfer unto
                   ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                ]


---------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------

---------------------------------------------------------------------------

------------------------------------------------------------------- Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                                X
                                  ------------------------------

                                X ------------------------------
                                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                          NOTICE: THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By
   --------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


AMERICAN BANK NOTE COMPANY                      NOV 2, 1999 fm
3604 ATLANTIC AVENUE
SUITE 12                                        064074bk
LONG BEACH, CA 90807
(562) 948-2222
(FAX) (562) 426-7450                            Proof (initial) NEW
                                                      ---------